UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

EMBASSY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Gateway Drive, Suite 100 Bethlehem, PA	18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 16, 2011, Embassy Bancorp, Inc. (the “Company”), the holding company of Embassy Bank for the Lehigh Valley (the “Bank”), issued a press release announcing that the Board of Directors declared a special cash dividend of $0.03 per share, payable on July 15, 2011, to shareholders of record on June 30, 2011.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued June 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBASSY BANCORP, INC.

Date: June 16, 2011	By:	/s / Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued June 16, 2011.